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                                                                   EXHIBIT 10.63

                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (the "Agreement") is made on ___________, effective as of________, by and between Arcadia Resources, Inc., a Nevada corporation (the "Company") and _____________, a ____________ resident ("Optionee").

                              WITNESSETH:

      WHEREAS, the Optionee is a member of the Board of Directors and such Committees of the Board to which Optionee may be appointed from time to time; and

      WHEREAS, the Company desires that the Optionee, in such capacities, exert the utmost efforts to improve the business and increase the assets of the Company.

      NOW, THEREFORE, in consideration of the Optionee's service to the Company as a director and member of any committees of the Board to which Optionee may be appointed, the Company agrees to compensate the Optionee and hereby agrees to grant the Optionee options to purchase shares of the Company's common stock (the "Common Stock"), upon the following terms and conditions:

      1. OPTIONS.

            (a) The Company hereby agrees to award and grant to the Optionee, on an annual basis and as long as Optionee is a member of the Company's Board of Directors, non-qualified stock options (the "Options") not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase, unless earlier terminated hereunder ("Termination Date"), shares of the Company's Common Stock, the value of which Options, on an annual basis, shall be equal to the amount referenced in Optionee's Director Compensation Agreement or such written addendum thereto or other written agreement as Optionee and the Company may enter into, with the number of shares issuable on exercise of such Options being determined according to mutually acceptable modeling techniques.

            (b) The Options to be awarded shall be exercisable at the closing price on the award date or the last business day preceding such date if on a weekend or a legal holiday (the "Purchase Price"), shall be issued in advance on July 1 of each year, and shall cover the subsequent period from July 1 to June 30 of each year.

            (c) The Options shall be exercisable for a period of seven (7) years from the date of each annual grant. The grant of Options hereunder shall be evidenced by a written instrument signed by the Company's Chairman and CEO or one or more directors or other officers of the Company as the Board of Directors may designate from time to time.

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      2. TAXES AND FEES. The Company shall pay all original issue or transfer taxes on the exercise of the Options and all other fees and expenses necessarily incurred by the Company in connection therewith.

      3. EXERCISE OF OPTIONS/ REGISTRATION.

            (a) The Optionee shall notify the Company by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Executive Officer), as to the number of shares of Common Stock which the Optionee desires to purchase pursuant to the exercise of any of the Options herein granted, which notice shall be accompanied by (i) a certified or bank check payable to the order of the Company in an amount equal to the Purchase Price multiplied by the number of shares of Company's Common Stock for which the Options are being exercised, or (ii) the delivery of shares of Company's Common Stock having a fair market value equal to the Purchase Price multiplied by the number of shares of Company's Common Stock for which the Options are being exercised.

            (b) If the shares of Common Stock issuable upon exercise of the Options are registered under the Securities Exchange Act of 1934, as amended, the Optionee may, in his discretion, elect to exercise the Options in whole or in part and at any time or from time to time on a cashless basis by surrendering the Options with the exercise form appended hereto duly executed by or on behalf of the Optionee, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of the Options in payment of the Purchase Price payable in respect of the number of shares purchased upon such exercise. If the Optionee wishes to exercise the Options pursuant to this method of payment, then the number of shares so purchasable shall be equal to the total number of shares for which the Options are being exercised (including both the shares issued to the Optionee and the shares subject to the portion of the Options being cancelled in payment of the Purchase Price), multiplied by a fraction (A) the numerator of which shall be the excess of the Fair Market Value per share as of the exercise date over the Purchase Price per share and (B) the denominator of which shall be the Fair Market Value per share. The Fair Market Value per share shall be deemed to be the aggregate Market Price (as defined herein) of the Common Stock on the exercise date. For the purposes of the Options, "Market Price" means as to the Common Stock, the average of the closing sales prices of the Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or quoted, including for this purpose The NASDAQ Stock Market, or, if there have been no sales on any such exchange on any day, or, if on any day the Common Stock is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

            (c) If, at any time following the filing of a registration statement (including any amendments thereto) by the Company with the U.S. Securities and Exchange Commission, the Company proposes to register any of its securities under the Securities Act in connection with the offering of such securities by the Company or holders of such securities (except pursuant to a registration statement filed on Form S-4 or on Form S-8

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      or such other forms as shall be prescribed under the Securities Act for the same purposes or for any exchange offer) (a "Piggyback Registration"), the Company shall at such time promptly provide the Optionee written notice of its intention so to do. Upon the written request of the Optionee given within ten (10) days after providing of any such notice by the Company, the Company shall use reasonable efforts to cause to be registered under the Securities Act all of the Common Stock currently held or potentially held following the exercise of the Options by the Optionee. If the Company in its sole discretion decides a Piggyback Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Piggyback Registration. If the managing underwriter or underwriters of a Piggyback Registration advise the Company in writing that in its or their opinion the number of registrable securities proposed to be sold in such Piggyback Registration exceeds the number which can be sold, or adversely affects the price at which the registrable securities are to be sold in such offering, the Company will include in such registration only the securities, if any, which, in the opinion of such underwriter or underwriters, can be sold in such offering or which will not materially adversely affect the price thereof. In the event that the contemplated distribution does not involve an underwritten offering, the determination that the inclusion of such registrable securities shall adversely affect the price or the number of securities which may be sold in such offering shall be made by the Company in its reasonable judgment upon advice and consultation with a nationally recognized investment banker. The securities so included in such Piggyback Registration shall be apportioned pro rata among the securities that the Company and any holder proposes to sell, according to the total number of securities requested for inclusion by all such parties, or in such other proportions as shall mutually be agreed to among the Company and such holders. It shall be a condition precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Paragraph 3, that the Optionee participating in any Piggyback Registration shall furnish to the Company such information regarding him, the Common Stock held by him, the intended method of disposition of such Common Stock, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this Paragraph 3, as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

            (d) The Options granted hereunder shall vest immediately upon issuance, but subject to the provisions of Paragraph 4 below.

      4. OPTIONS CONDITIONED ON CONTINUED SERVICE.

            (a) If the Optionee shall be removed as a director and/or a member of the Audit Committee for cause, or if the Optionee resigns either or both positions voluntarily, the pro rata portion of the applicable Options granted to the Optionee hereunder as compensation for such position(s) shall expire immediately upon termination for the uncompleted portion of the annual term. If the Optionee shall be removed as a director and/or a member of the Audit Committee without cause, the applicable Options granted to the Optionee hereunder as compensation for such position(s) shall remain exercisable until the end of the term hereof.

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            (b) If the Optionee dies (i) while serving as a director and/or a member of the Audit Committee of the Company, or (ii) within three (3) months of termination of service other than for cause or voluntarily by the Optionee, the applicable Options may be exercised by a legatee or legatees of such Optionee under such Optionee's Last Will or by his personal representatives or distributees at any time within one year after his death, subject to the provisions of subparagraph (d) of this Paragraph 4.

            (c) If the Optionee becomes disabled within the definition of
      Section 22(e)(3) of the Code while serving as a director and/or member of the Audit Committee, such applicable Options may, subject to the provisions of subparagraph (d) of this Paragraph 4, be exercised at any time within one year after Optionee's termination of service due to the disability.

            (d) The Options may not be exercised pursuant to this Paragraph 4 except to the extent that the Optionee was entitled to exercise the Options at the time of termination of service, disability or death, and in any event may not be exercised after the original expiration date of the applicable Options.

      5. DIVISIBILITY AND ASSIGNABILITY OF THE OPTIONS.

            (a) The Optionee may exercise the Options herein granted from time to time, subject to the provisions above, with respect to any whole number of shares included therein, but in no event may any of the Options be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by any of the Options if less than one hundred
      (100).

            (b) Except as specifically provided herein, the Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Options herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and the Options herein granted, or any of them, shall be exercisable during the Optionee's lifetime only by the Optionee.

      6. STOCK AS INVESTMENT. By accepting the Options herein granted, the Optionee agrees for himself, his heirs and legatees that any and all shares of Common Stock received upon exercise of such Options hereunder shall be acquired for investment purposes only and not for sale or distribution, and upon the issuance of any or all of the shares of Common Stock issuable under the Options, the Optionee, or his heirs or legatees receiving such shares of Common Stock, shall deliver to the Company a representation in writing, that such shares of Common Stock are being acquired in good faith for investment purposes only and not for sale or distribution. Company may place a "stop transfer" order with respect to such shares of Common Stock with its transfer agent and place an appropriate restrictive legend on the stock certificate evidencing such shares of Common Stock.

      7. RESTRICTION ON ISSUANCE OF SHARES. The Company shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any of the Options unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel

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to the Company shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereover, and (c) permission for the listing of such shares shall have been given by any national securities exchange on which the Common Stock of the Company is at the time of issuance listed. Common Stock issued to the Optionee pursuant to this Agreement will be subject to the Company's insider trading policy in effect from time to time.

      8. ADJUSTMENT ON CHANGES IN CAPITALIZATION.

            (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reclassifications, combinations and exchanges of shares, the number of shares of Common Stock as to which the Options may be exercised, shall be correspondingly adjusted by the Company, and the Purchase Price shall be adjusted so that the product of the Purchase Price immediately after such event multiplied by the number of Options subject to this Agreement immediately after such event shall be equal to the product of the Purchase Price multiplied by the number of shares subject to this Agreement immediately prior to the occurrence of such event. No adjustment shall be made with respect to stock dividends or splits which do not exceed 5% in any fiscal year, cash dividends or the issuance to stockholders of the Company of rights to subscribe for additional shares of Common Stock or other securities. Anything to the contrary contained herein notwithstanding, the Board of Directors of the Company shall have the discretionary power to take any action necessary or appropriate to prevent the Options from being disqualified by virtue of not being "Non-Qualified Stock Options" under the United States income tax laws then in effect.

            (b) In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each of the then unexercised Options granted hereunder shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in (d) below, the sale of substantially all the assets of the Company for other than stock/and or securities, all unexercised Options granted hereunder will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

            (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to the unexercised portion of the Options granted hereunder. If fractions of a share of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock so long as such increase does not result in the Optionee being deemed to own more than 3% of the total

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      combined voting power or value of all classes of shares of capital stock of the Company or subsidiaries.

            (d) If any of the unexercised Options are not terminated pursuant to subparagraph (b) above, any Options granted under the Plan may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by or separated or reorganized into. The terms, provisions and benefits to the Optionee of such substitute options shall in all respects be identical to the terms, provisions and benefits to the Optionee under the Options prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

      9. NO RIGHTS IN OPTION STOCK. The Optionee shall have no rights as a shareholder in respect of shares of Common Stock as to which the Options granted hereunder shall not have been exercised and payment made as herein provided.

      10. BINDING EFFECT. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

      11. WITHHOLDING. The Optionee agrees to cooperate with the Company to take all steps necessary as appropriate for the withholding of taxes by the Company if required under law or regulation in connection therewith. In the event the Optionee does not make the required withholding payment at the time of exercise, the Company may make such provisions and take such steps as it, in its sole discretion, may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of the Options, including, but not limited to, (i) the withholding of payment of all or any portion of such Options or compensation until the Optionee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options or compensation in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Options or compensation, in order to withhold or reimburse the Company for the amount it is required to so withhold, and/or (iv) withholding the amount due from the Optionee's wages if he is employed by the Company or any subsidiary thereof.

      12. MISCELLANEOUS. This Agreement shall be construed under the laws of the State of Michigan, without application to the principles of conflicts of laws. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the Agreement. References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ARCADIA RESOURCES, INC.

                                   By:  ________________________________________

                                   Its: ________________________________________

                                   ACCEPTED AND AGREED TO:

                                   By:  ________________________________________
                                        Optionee

                                        ________________________________________
                                        Social Security Number

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                               EXERCISE OF OPTION

                                       TO

                                 PURCHASE SHARES

TO: Arcadia Resources, Inc.

      The undersigned hereby (i) exercises the enclosed Option for the purchase of _____________ shares of Common Stock according to the terms and conditions of Paragraph 3(a) thereof and herewith makes payment of $_____________ representing the Purchase Price in full or (ii) authorizes the Company to convert ___________ shares of the Common Stock covered by such Option into the number of shares of Common Stock issuable pursuant to Paragraph 3(b) of the Option. The undersigned is acquiring such shares for investment purposes only and not with a view to the sale or distribution thereof, except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

                                   _____________________________________________
                                   Name (please print)

                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Social Security or Taxpayer I.D. Number

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